                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 12, 2002
                       (Date of earliest event reported)

                             NATIONAL-OILWELL, INC.

             (Exact name of registrant as specified in its charter)


                                FILE NO. 1-12317
                            (Commission File Number)

         DELAWARE                                              76-0475815
(State of incorporation)                                    (I.R.S. Employer
                                                          Identification Number)

 10000 RICHMOND AVENUE                                          77042-4200
     HOUSTON, TEXAS                                             (Zip Code)
 (Address of principal
   executive offices)

          Registrant's telephone, including area code: (713) 346-7500
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ITEM 9.    REGULATION FD DISCLOSURE.

On August 12, 2002, each of the principal executive officer, Merrill A. Miller, Jr., and principal financial officer, Steven W. Krablin, of National-Oilwell, Inc. submitted sworn statements to the Securities and Exchange Commission pursuant to Commission Order No. 4-460. A copy of each of these statements is attached hereto as Exhibit 99.1 and Exhibit 99.2.


                                 EXHIBIT INDEX

EXHIBIT NO.                                 DOCUMENT
-----------  -------------------------------------------------------------------
   99.1      Statement Under Oath of Principal Executive Officer Regarding Facts
             and Circumstances Relating to Exchange Act Filings

   99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             NATIONAL-OILWELL, INC.



Date:  August 12, 2002                       /s/ M. Gay Mather
                                             ----------------------------
                                             M. Gay Mather
                                             Secretary